UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 14, 2021

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street Des Moines, IA		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
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Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2021, the Federal Home Loan Bank of Des Moines (the "Bank") appointed Duane Creel as Executive Vice President and Interim Chief Risk and Compliance Officer (“Interim CRCO”). As previously disclosed, George Collins, the Bank’s former CRCO, notified the Bank of his resignation on May 14, 2021.

Mr. Creel, age 56, previously served for nearly 20 years and in several leadership roles at the Federal Housing Finance Agency (“FHFA”), most recently as Examiner-in-Charge for Fannie Mae from November 2015 to December 2020. Prior to his tenure at the FHFA, Mr. Creel served in financial research, auditor and examiner roles at the Office of Federal Housing Enterprise Oversight, Freddie Mac, and the Federal Deposit Insurance Corporation. Mr. Creel holds the Chartered Financial Analyst designation.

Mr. Creel will be an at-will employee of the Bank. The Bank has entered into an employment agreement with Mr. Creel for a term commencing June 21, 2021 and ending on December 31, 2021. During the term of his employment agreement, Mr. Creel will receive a base annual salary of $415,000 and a sign-on payment of $70,000. Mr. Creel will also be eligible to earn an incentive award under the Bank’s executive incentive plan. Mr. Creel’s maximum potential incentive award will be 80 percent of his salary on a prorated basis.

The foregoing description of Mr. Creel’s employment agreement does not purport to be complete and is qualified in its entirety by reference to his employment agreement which is incorporated herein by reference as Exhibit 10.1.

Mr. Creel has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Creel and any of the Bank’s directors or executive officers, and there are no arrangements or understandings between Mr. Creel and any other person pursuant to which he was selected as Interim CRCO of the Bank.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 10.1        Employment Agreement of Duane Creel, Effective June 21, 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

June 15, 2021	By:	/s/ Aaron B. Lee

Name: Aaron B. Lee
Title: Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.1	Employment Agreement of Duane Creel, Effective June 21, 2021